SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 29, 2001

DELPHI AUTOMOTIVE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

ITEM 5. OTHER EVENTS

      Delphi Automotive Systems Corporation (Delphi) today issued a press release regarding global restructuring actions to reduce costs, align capacity and streamline structure. A copy of the press release is attached as exhibit 99 (a) herein.

ITEM 9. REGULATION FD DISCLOSURE

      Delphi today is discussing global restructuring actions to reduce costs, align capacity and streamline structure during a conference call following the issuance of the press release referenced in Item 5. The conference call is being simultaneously webcast. A copy of the discussion charts is attached as exhibit 99 (b) herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI AUTOMOTIVE SYSTEMS CORPORATION (Registrant)

Date: March 29, 2001

By /s/ Paul R. Free (Paul R. Free, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99(a)	Registrant’s press release dated March 29, 2001

99(b)	Registrant’s charts from conference call on March 29, 2001 with investors, analysts and news media which was simultaneously webcast